Exhibit 10.1

4818-9075-9014_3 010556.00235

ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

This Assignment of Purchase and Sale Agreement (“Assignment”) is executed effective as of June 15, 2018, 2018 (the “Effective Date”), by and between THRE GLOBAL INVESTMENTS LLC, a Delaware limited liability company (“Assignor”), and NR DEFOOR HILLS LLC, a Delaware limited liability company (“Assignee”).

RECITALS:

A.Assignor and SWH Wyatt Defoor Hills LLC, a Georgia limited liability company and SWH Wyatt 2282 Defoor Hills LLC, a Georgia limited liability company (collectively, “Seller”), heretofore entered into that certain Purchase and Sale Agreement dated May 15, 2018, as amended by that certain First Amendment to Purchase and Sale Agreement dated May 21, 2018 between Seller and Assignor, and as amended by that certain Second Amendment to Purchase and Sale Agreement dated May 22, 2018 between Seller and Assignor (as amended, the “Agreement”), for the purchase and sale of certain real property located at 2300 Defoor Hills Road, Atlanta, Georgia 30318 and 2282 Defoor Hills Road, Atlanta, Georgia 30318, more fully-described in the Agreement.  Capitalized terms used but otherwise not defined herein shall have the meaning ascribed to such terms in the Agreement.

B.Assignee is a Permitted Assignee.

C.Assignor desires to assign and transfer to Assignee all of Assignor’s right, title and interest in and to the Agreement, and Assignee desires to accept such assignment and assume the rights and obligations of Assignor under the Agreement.

AGREEMENTS:

NOW, THEREFORE, for and in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.Recitals.  The recitals set forth above are true and correct and are hereby incorporated in their entirety.

2.Assignment.  Assignor hereby assigns and transfers to Assignee all of Assignor’s right, title and interest in and to the Agreement.

3.Assumption.  Assignee hereby accepts the assignment and assumes the rights and obligations of Assignor under the Agreement.

4.Execution in Counterparts.  This Assignment may be executed in any number of counterparts, each of which shall be considered an original, and all of such counterparts shall constitute one Assignment.  To facilitate execution of this Assignment, the parties may execute and exchange by e-mail as a portable document format or other electronic imaging, counterparts of the signature page which shall be deemed original signatures for all purposes.

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Executed as of the Effective Date.

Signature Page to Assignment of Purchase and Sale Agreement

ASSIGNOR:

THRE GLOBAL INVESTMENTS LLC,

a Delaware limited liability company

By:  /s/ Alexander Hancock

Name: Alexander Hancock

Title: Authorized Signer

ASSIGNEE:

NR DEFOOR HILLS LLC,
a Delaware limited liability company

By:TH Real Estate Global Cities Advisors, LLC,
       a Delaware limited liability company,
       Its Investment Advisor

     By: :  /s/ Alexander Hancock
     Name: Alexander Hancock
     Title: Authorized Signer

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